AXONIC FUNDS

Axonic Strategic Income Fund

Supplement dated November 1, 2025

to

Statement of Additional Information dated February 28, 2025

This supplement amends certain information in the Statement of Additional Information (the “SAI”), dated February 28, 2025, of Axonic Funds. Unless otherwise indicated, all other information included in the SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged.

The table captioned “Other Executive Officers” under the section titled “Management and Other Service Providers” on page 36 of the SAI is deleted and replaced in its entirety with the following:

OTHER EXECUTIVE OFFICERS
Joseph Castellano (1989)	Treasurer (Principal Financial Officer)	Indefinite Term; Since November 2025	Axonic Capital (Chief Accounting Officer November 2025 – present; Senior Controller 2024-2025; Controller 2022-2024; Assistant Controller 2021-2022); MSD Partners LP (Assistant Controller 2021; Accountant 2017-2021).	n/a	n/a
Chris Hughes (1980)	Secretary	Indefinite Term; Since May 2024	Chief Operating Officer (2019-present) and Director of Operations (2011-2019), Axonic Capital LLC.	n/a	n/a
Theodore Uhl (1974)	Chief Compliance Officer	Indefinite Term; Since May 2024	Vice President and Fund Chief Compliance Officer, SS&C Registered Fund Services, Inc. (2010- present).	n/a	n/a

Investors Should Retain this Supplement for Future Reference